UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2021 (April 2, 2021)

CORELOGIC, INC.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Pacifica	Irvine	California	92618-7471
(Street Address)	(City)	(State)	(Zip Code)

Registrant’s telephone number, including area code (949) 214-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.00001 par value	CLGX	New York Stock Exchange
Preferred Stock Purchase Rights	CLGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, concurrently with the Agreement and Plan of Merger (the “Merger Agreement”), dated February 4, 2021, by and among CoreLogic, Inc., a Delaware corporation (the “Company”), Celestial-Saturn Parent Inc., a Delaware corporation (“Parent”), and Celestial-Saturn Merger Sub Inc., a Delaware corporation (“Acquisition Sub”), providing for the acquisition of the Company by affiliates of Stone Point Capital Partners and Insight Partners, subject to the terms and conditions set forth therein (the “Merger”), Parent obtained equity and debt financing commitments for the purpose of financing the transactions contemplated by the Merger Agreement. Investment funds managed by Stone Point Capital Partners and Insight Partners (the “Investor Group”) committed to capitalize Parent at the closing of the Merger with an aggregate equity contribution of $2.5 billion, subject to the terms and conditions set forth in the equity commitment letters (the “Existing Equity Commitment Letters”). In addition, the Investor Group guaranteed payment of the termination fee payable by Parent under certain circumstances, as well as certain enforcement costs and reimbursement obligations that may be owed by Parent pursuant to the Merger Agreement, subject to the terms and conditions set forth in the Merger Agreement and limited guarantees provided by the Investor Group to the Company (the “Limited Guarantees”). JPMorgan Chase Bank, N.A. also agreed to provide Parent with debt financing in an aggregate principal amount of up to $5.5 billion on the terms and subject to the conditions set forth in a debt commitment letter (the “Existing Debt Commitment Letter”).

On April 2, 2021, the Company, Parent and Acquisition Sub entered into a letter agreement, which contemplates, among other things, that (i) Parent will enter into an additional equity commitment letter, pursuant to which T-VIII Celestial Co-Invest LP (the “New Sponsor”) would commit to invest in Parent, subject to the terms and conditions therein, $750 million (the “New Equity Commitment Letter”) and a new debt commitment letter, pursuant to which the debt financing sources party thereto would commit to lend an aggregate amount of debt financing of $5.25 billion, of which $4.825 billion could be used to fund the transactions contemplated by the Merger Agreement (the “New Debt Commitment Letter”), which together will replace the Existing Debt Commitment Letter (the “New Financing”), (ii) Parent and Acquisition Sub will waive the requirement in the proviso set forth in Section 2.2 of the Merger Agreement that if the Marketing Period (as defined in the Merger Agreement) has not ended as of the third business day after the satisfaction or waiver of the conditions set forth in Article VII of the Merger Agreement, the closing of the Merger will occur on the earlier of (A) a date during the Marketing Period specified by Parent in writing on no fewer than two business days’ notice to the Company and (B) the third business day immediately following the last day of the Marketing Period and (iii) the closing of the Merger will not occur prior to May 3, 2021, unless otherwise agreed to by the Company, Parent and Acquisition Sub in writing.

Certain modifications were also made to the Existing Equity Commitment Letters and the Limited Guarantees to account for the New Financing.

Safe Harbor/Forward Looking Statements

Certain statements made in this communication are “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the

Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. These risks and uncertainties include but are not limited to: (i) the completion of the Merger on the anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the acquisition, (ii) the ability of Stone Point Capital Partners and Insight Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (iii) potential litigation relating to the Merger that could be instituted against Stone Point Capital Partners, Insight Partners, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments; (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (x) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xii) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee; (xiv) those risks and uncertainties set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”); and (xv) those risks described in the definitive proxy statement that was filed with the SEC on March 30, 2021 and is available from the sources indicated below. These risks, as well as other risks associated with the Merger, are more fully discussed in the definitive proxy statement that was filed with the SEC on March 30, 2021, in connection with the Merger. While the list of factors presented here and in the definitive proxy statement are considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Important Additional Information and Where to Find It

This communication is being made in connection with the Merger. On March 30, 2021, in connection with the Merger, the Company filed a definitive proxy statement and form of proxy card with the SEC and mailed the definitive proxy statement and form of proxy card to stockholders of the Company entitled to vote at the special meeting relating to the Merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders may obtain, free of charge, copies of such documents filed by the Company with the SEC in connection with the Merger, including the definitive proxy statement, at the SEC’s website (http://www.sec.gov). In addition, stockholders may obtain, free of charge, copies of such documents filed by the Company at the Company’s website (https://investor.corelogic.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 40 Pacifica, Irvine, CA 92618, Attn: Dan Smith, or by calling 703-610-5410.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2021

CORELOGIC, INC.

By:	/s/ Frank D. Martell
	Name:	Frank D. Martell
	Title:	President and Chief Executive Officer

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